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                                                                    EXHIBIT 21.1

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                     USAi SUBSIDIARIES AS OF 2/01
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              SUBSIDIARY                  JURISDICTION OF INCORPORATION
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
2B Technology, Inc.                                  Virginia
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Access Direct Telemarketing Inc                        Iowa
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AST LLC                                              Delaware
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AST SUB INC                                          Delaware
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ATL Productions, Inc.                                Delaware
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Black Crow Productions, Inc.                         Delaware
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CCS Cinema Computer Systems Co                       Germany
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CCS Cinema Computer Systems SARL                     France
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CCS Cinema Computer Systems Verwaltungs Gmgh         Germany
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CCS Cinema Computer-System Co                        Delaware
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CCS Cinema Concept GmbH-Germany                      Germany
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CCS/CATS Pte Ltd Singapore                          Singapore
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CCS-Computel Computer-System GmbH                    Germany
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Cinema Acquisition, Corporation                      Delaware
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Cityauction, Inc.                                   California
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City Desk, Inc                                       Florida
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City Search, Inc.                                     Canada
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Coldwater USA Cable Development LLC                  Delaware
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Crosby Films Inc                                     Wyoming
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Dance Show, Inc.                                     Florida
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ECS Sports Fulfillment LLC                           Delaware
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Evergreen Pictures Inc                              California
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Exception Management Services LP                     Delaware
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Exposure Studios LLC                                 Delaware
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Fare Holm Productions Limited                        Ontario
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FC1013 Limited                                    United Kingdom
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Flagship Development LLC                             Delaware
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Generation n, Inc.                                   Florida
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Getting Away Productions, Inc.                       Ontario
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Glacier Films, Inc.                                  Delaware
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Gramercy Films LLC                                   Delaware
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Gramercy Pictures                                    Delaware
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Happy Hours Development LLC                          Delaware
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Home Shopping Network En Espanol LLC                 Delaware
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Home Shopping Network En Espanol LP                  Delaware
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Home Shopping Network GmbH                           Germany
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Home Shopping Network, Inc.                          Delaware
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Hotel Reservation Network, Inc.                      Delaware
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Hotties, Inc.                                        Florida
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HSN Capital LLC                                      Delaware
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HSN Direct LLC                                       Delaware
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HSN Fulfillment LLC                                  Delaware
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HSN General Partner LLC                              Delaware
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HSN Interactive LLC                                  Delaware
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HSN LP                                               Delaware
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

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
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HSN Media LLC                                        Delaware
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HSN of Nevada LLC                                    Delaware
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HSN Realty LLC                                       Delaware
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HSN Travel LLC                                       Delaware
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Ingenious Designs LLC                                Delaware
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Interscope Communications, Inc.                      Delaware
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Interscope Films, Ltd                                Delaware
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Island Pictures                                      Delaware
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J&H Productions, Inc.                                 Quebec
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Kenneth's Freakquency, Inc.                          Florida
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Laurel Productions LLC                               Delaware
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Lava Films, Inc.                                     Delaware
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Lexi Productions LLC                                 Delaware
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Lincoln Lounge, Inc.                                 Florida
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Lips, USA Inc.                                       Florida
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Mariette Productions Canada, Inc.                    Ontario
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MarkeTech Services, Inc.                             Delaware
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Match.com, Inc.                                      Delaware
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McCools Inc.                                         Wyoming
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Miami USA Broadcasting Productions, Inc.             Florida
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Miami USA Broadcasting Station Productions, Inc.     Florida
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Miami USA Broadcasting, Inc.                         Florida
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Microflex 2001, LLC                                  Delaware
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Millenium Pictures LLC                               New York
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Ticketmaster Multimedia Holdings, Inc.               Delaware
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Music of Sci Fi Channel LLC                          Delaware
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Music of Studios USA LLC                            California
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Music of USA Cable Entertainment LLC                 Delaware
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Music of USA Network LLC                             Delaware
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National Call Center LP                              Delaware
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NCL LLC                                              Delaware
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Neil at Night, Inc.                                  Florida
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New U Pictures Facilities LLC                        Delaware
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New-U Studios Holdings, Inc.                         Delaware
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Nicholas Productions LLC                             Delaware
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North American Television, Inc.                       Nevada
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North Central LPTV Inc.                              Delaware
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Northeast LPTV, Inc                                  Delaware
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NWI Cable                                             Nevada
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NWI Direct Inc.                                       Nevada
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NWI Network Inc.                                      Nevada
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NWI Television                                        Nevada
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Ocean Drive, USA, Inc.                               Florida
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October Films Inc                                    Delaware
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OFI Holdings inc.                                    Delaware
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Out Loud, Inc.                                       Florida
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Out There Productions Limited                        Delaware
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Pacer/CATS/CCS                                       Delaware
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Personal Box, Inc.                                   Florida
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

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
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PFE Development Inc                                  Delaware
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Polygram Filmed Entertainment Distribution, Inc.     Delaware
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Polygram Filmed Entertainment, Inc.                  Delaware
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Polygram Video LLC aka USA Home Entertainment        Delaware
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PRC Netcare.Com, Inc                                 Delaware
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Precision Relay Services, Inc.                       Florida
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Precision Response Corp                              Florida
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Precision Response of Colorado, Inc.                 Delaware
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Precision Response of Louisiana                      Delaware
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Precision Response of North America                  Delaware
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Precision Response of PA                             Delaware
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Precision Response of Texas                          Delaware
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Radio Daze, Inc.                                     Florida
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ReserveAmerica Holdings, Inc.                    Ontario, Canada
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ReserveAmerica ON, Inc.                          Ontario, Canada
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ReserveAmerica U.S. Holdings Inc.                    Delaware
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ReserveAmerica Inc.                                  Delaware
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ReserveAmerica CA, Inc.                              Delaware
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Savoy Pictures Entertainment Inc.                    Delaware
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Savoy Pictures Inc.                         Delaware & Massachussetts
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Savoy Pictures Television Programming, Inc.          Delaware
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Savoy Stations, Inc                                  Delaware
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Savoy Television Holdings, Inc.                      Delaware
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Sci Fi Channel Publishing LLC                        Delaware
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Sci Fi Lab Development LLC                           Delaware
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Sci Fi Lab LLC                                       Delaware
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Sci Fi LLC                                           Delaware
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SF Broadcasting of Green Bay, Inc.                   Delaware
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SF Broadcasting of Honolulu, Inc.                    Delaware
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SF Broadcasting of Mobile, Inc.                      Delaware
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SF Broadcasting of New Orleans, Inc.                 Delaware
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SF Broadcasting of Wisconsin, Inc.                   Delaware
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SF Green Bay License Subsidiary, Inc.                Delaware
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SF Honolulu License Subsidiary, Inc.                 Delaware
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SF Mobile License Subsidiary, Inc.                   Delaware
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SF Multistations, Inc.                               Delaware
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SF New Orleans License Subsidiary, Inc.              Delaware
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Shokri Pictures Inc                                  Wyoming
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Short Shopping LLC                                   Delaware
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Sidewalk.com, Inc.                                    Nevada
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Silver King Capital Corporation                      Delaware
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Silver King Investment Holdings, Inc.                Delaware
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Simple Plan Productions, Inc                         Delaware
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SK Holding Inc.                                      Delaware
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SKC Investments Inc.                                 Delaware
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South Central LPTV Inc                               Delaware
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USA Broadcasting, Inc.                               Delaware
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USA Cable Entertainment                              Delaware
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USA  Cable Entertainment Development                 Delaware
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

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
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Southeast LPTV, Inc.                                 Delaware
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Storm Front LLC                                      Delaware
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Studios USA Canada Productions, Inc.                 Delaware
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Studios USA First-Run Entertainment LLC              Delaware
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Studios USA First-Run Productions LLC                Delaware
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Studios USA First-Run TV LLC                         Delaware
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Studios USA LLC                                      Delaware
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Studios USA Music Publishing LLC              Delaware & California
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Studios USA Pictures Development LLC                 Delaware
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Studios USA Pictures LLC                             Delaware
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Studios USA Programming LLC                          Delaware
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Studios USA Reality Television LLC                   Delaware
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Studios USA Talk Productions LLC                     Delaware
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Studios USA Talk Televison LLC                       Delaware
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Studios USA Talk Video LLC                           Delaware
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Studios USA Television Distribution LLC              Delaware
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Studios USA Television LLC                           Delaware
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Styleclick, Inc.                                     Delaware
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Synchro Systems Limited                           United Kingdom
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Talk Video Productions LLC                           Delaware
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TED Computer System GmbH Germany                     Germany
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Telemation Inc.                                      Delaware
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The Stupids Family Productions, Inc                  Delaware
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The Ticket Shop Limited                              Ireland
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Ticketmaster Acquistion Pty                         Australia
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Ticketmaster Administration, Inc.                    Delaware
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Ticketmaster AT, Inc.                                Colorado
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Ticketmaster Bass Pty Ltd                           Australia
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Ticketmaster Canada Ltd.                              Canada
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Ticketmaster Cinema Group LTD                        Delaware
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Ticketmaster City Search                             Delaware
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Ticketmaster Corporation of Illinois                 Illinois
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Ticketmaster France Holdings Co.                      France
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Ticketmaster Group, Inc                              Illinois
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Ticketmaster Indiana Holdings Corporation            Indiana
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Ticketmaster LLC                                     Delaware
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Ticketmaster Multimedia Holdings, Inc.               Delaware
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Ticketmaster New Ventures Ltd.                    Cayman Islands
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Ticketmaster New Ventures-Argentina, Ltd.         Cayman Islands
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Ticketmaster New Ventures-Chile, Ltd.             Cayman Islands
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Ticketmaster New Ventures-International, Ltd      Cayman.Islands
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Ticketmaster Pacific Acquisitions, Inc.              Delaware
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Ticketmaster UK Limited                           United Kingdom
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Ticketmaster-Indiana                                 Indiana
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Ticketmaster-Indiana LLC                             Indiana
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Ticketweb (UK) Ltd.                               United Kingdom
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Ticketweb, Inc.                                      Delaware
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TM 7 Pty.LTD                                        Australia
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

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
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TM Number One Limited                             United Kingdom
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TM South America Holdings, Ltd.                   Cayman Islands
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TMC Realty Co                                       California
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Ticketmaster Online-Citysearch - Canada, Ltd.    Ontario, Canada
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Ticketmaster Online-Citysearch - UK, Ltd.         United Kingdom
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Traffic Jams, USA, Inc.                              Florida
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Trio Cable, Inc.                                      Nevada
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Trio Direct Inc.                                      Nevada
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Trio Network Inc.                                     Nevada
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Trio Television Inc.                                  Nevada
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True Blue Productions LLC                            Delaware
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Underworld Productions LLC                           Delaware
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USA Broadcasting Inc.                                Delaware
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USA Broadcasting Productions, Inc.                   Delaware
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USA Cable                                            New York
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USA Cable Entertainment Development LLC              Delaware
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USA Cable Entertainment LLC                          Delaware
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USA Cable Entertainment Publishing LLC               Delaware
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USA Electronic Commerce and Services LLC             Delaware
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USA Films, LLC                                       Delaware
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USA Network Publishing LLC                           Delaware
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USA Networks Holdings, Inc.                          Delaware
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USA Networks Interactive LLC                         Delaware
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USA Networks Partner LLC                             Delaware
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USA Station Group Communications LLC                 Delaware
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USA Station Group Communications, Inc.               Delaware
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USA Station Group LPTV, Inc.                         Delaware
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USA Station Group of Ann Arbor, Inc.                 Delaware
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USA Station Group of Atlanta, Inc                    Delaware
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USA Station Group of Dallas, Inc                     Delaware
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USA Station Group of Florida, Inc.                   Delaware
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USA Station Group of Hollywood, Florida, Inc.        Delaware
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USA Station Group of Houston, Inc.                   Delaware
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USA Station Group of Illinois, Inc                   Delaware
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USA Station Group of Massachusetts, Inc.             Delaware
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USA Station Group of Melbourne, Inc                  Delaware
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USA Station Group of Michigan, Inc.                  Delaware
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USA Station Group of New Jersey, Inc.                Delaware
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USA Station Group of Northern California, Inc.       Delaware
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USA Station Group of Ohio, Inc.                      Delaware
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USA Station Group of Southern California, Inc.       Delaware
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USA Station Group of Tampa, Inc                      Delaware
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USA Station Group of Vineland, Inc.                  Delaware
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USA Station Group of Virginia, Inc                   Delaware
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USA Station Group Partnership  of Vineland           Delaware
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USA Station Group Partnership of Atlanta             Delaware
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USA Station Group Partnership of Dallas              Delaware
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USA Station Group Partnership of Hollywood Florida   Delaware
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USA Station Group Partnership of Houston             Delaware
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

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
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USA Station Group Partnership of Illinois            Delaware
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USA Station Group Partnership of Massachusetts       Delaware
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USA Station Group Partnership of New Jersey          Delaware
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USA Station Group Partnership of Ohio                Delaware
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USA Station Group Partnership of Southern California Delaware
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USA Station Group Partnership of Tampa               Delaware
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USA Station Group, Inc                               Delaware
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USA Television Production Group LLC                  Delaware
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USA Video Distribution LLC                           Delaware
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USAi Sub Inc.                                        Delaware
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USANI Holding XI, Inc.                               Delaware
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USANI LLC                                            Delaware
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USANI Sub LLC                                        Delaware
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Vat Films, Inc.                                      Delaware
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Vat Productions, Inc.                                Delaware
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Volcanic Films, Inc.                                 Delaware
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West LPTV, Inc.                                      Delaware
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World Wide Ticket Systems                           Washington
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Writers Development LLC                              Delaware
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Yala Productions Inc.                             Massachussetts
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